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                                                               Exhibit 10(k)(iv)

                        ENVIRONMENTAL INDEMNITY AGREEMENT

         ENVIRONMENTAL INDEMNITY AGREEMENT ("Indemnity Agreement"), executed and delivered on January 11, 1996, by NEW VALLEY CORPORATION, a New York corporation, having an office at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131 (the "Indemnitor") in favor of AP CENTURY I, L.P., AP CENTURY II., AP CENTURY III, L.P., AP CENTURY IV, L.P., AP CENTURY V, L.P., AP CENTURY VI, L.P., AP CENTURY VIII, L.P. and AP CENTURY IX, L.P., all of which are limited partnerships organized and existing under the laws of the State of Delaware and all of which have an office at c/o Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, New York, New York 10019 (each, individually, and all, collectively, as the context may require, "AP-Century").

                                   WITNESSETH:

         WHEREAS, the Indemnitor is the owner of certain real property as more particularly described on Schedule A attached hereto and made a part hereof (the "Properties");

         WHEREAS, AP-Century is providing purchase money financing (the "Loan") to the Indemnitor to be secured by among other things, the Financing Documents (as such term is defined in the Loan and Security Agreement, dated the date hereof, between AP-Century, as lenders, and Indemnitor, as borrower (the "Loan Agreement") (all definitions in the Loan Agreement shall apply in this Indemnity Agreement except where this Indemnity Agreement provides for some other definition of a term);

         WHEREAS, AP-Century requires, as a condition to providing the purchase money financing as evidenced by the Note, that the Indemnitor execute and deliver to AP-Century this Indemnity Agreement;

         WHEREAS, the Indemnitor wishes to execute and deliver to AP-Century this Indemnity Agreement to induce AP-Century to provide the purchase money financing as evidenced by the Note;

         NOW, THEREFORE, in consideration of the foregoing, the mutual agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitor hereby agrees with AP-Century as follows:

         SECTION 1. Representations, Warranties, Covenants and Indemnities.

         (a) Representations and Warranties Relating to the Properties. The Indemnitor hereby represents and warrants to AP-Century that except as disclosed in the environmental reports listed on attached Schedule I (the "Reports"), to Indemnitor's knowledge, the Properties are free of Contamination.

         (b) General Representations and Warranties. The Indemnitor further represents and warrants to AP-Century as follows:

                  (i) the execution, delivery and performance by the Indemnitor of this Indemnity Agreement do not and will not contravene any law or governmental rule, regulation or order which is applicable to the Indemnitor, and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Indemnitor of this Indemnity Agreement.

                  (ii) the execution, delivery and performance by the Indemnitor of this Indemnity Agreement do not and will not contravene any contractual restriction which is binding upon or which affects the
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Indemnitor, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any properties of the Indemnitor.

                  (iii) The Indemnitor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has full corporate power and authority to enter into and perform its obligations under this Indemnity Agreement and each other Financing Document to which the Indemnitor is a party;

                  (iv) This Indemnity Agreement is a legal, valid and binding obligation of the Indemnitor, enforceable against the Indemnitor in accordance with its terms, subject to applicable bankruptcy, insolvency and other laws affecting generally the enforcement of creditors' rights and to general principles of equity.

                  (v) There is no action, suit or proceeding pending against or otherwise affecting the Indemnitor before any court, arbitrator or Governmental Authority, which would, if adversely determined to Indemnitor, materially adversely affect the financial ability of the Indemnitor to perform the Indemnitor's obligations under this Indemnity Agreement.

         (c) Covenants Relating to the Properties. The Indemnitor hereby covenants and agrees as follows:

                  (i) that, except to the extent remediation is required to be undertaken or paid for by Apollo Real Estate Investment Fund, L.P. pursuant to separate indemnity dated the date hereof with respect to the University Place Property, the Indemnitor shall (1) comply with any and all Environmental Laws that apply to the Properties, but Indemnitor's liability to AP-Century hereunder for such compliance shall be limited to instances where the need for such compliance arises from Post-Closing Contamination; (2) pay immediately when due the costs required to comply with any Environmental Laws to the extent such costs of compliance arise from Post-Closing Contamination; and (3) keep the Properties free of any lien imposed pursuant to any Environmental Laws to the extent such lien arises from Post-Closing Contamination.

                  (ii) that AP-Century shall have the right, but not the obligation, at any time and from time to time, upon AP-Century's reasonable belief that there has been a discharge of Hazardous Substances at the Properties after the Closing Date, to conduct an environmental audit of the Properties, at the Indemnitor's sole cost and expense, and the Indemnitor hereby covenants to cooperate in the conduct of any such environmental audit.

                  (iii) that the Indemnitor shall give AP-Century and its agents and employees reasonable access to the Properties to monitor the Indemnitor's compliance with its obligations under this Indemnity Agreement, provided, however, that AP-Century shall make reasonable efforts to not materially interfere with the conduct of any tenant's business.

                  (iv) that if the Indemnitor shall fail to comply with its obligations hereunder, under the Loan Agreement and/or any Financing Document relating to any Hazardous Substances or the curing of any violation of any Environmental Laws prior to the earlier of (1) the expiration of the applicable cure periods under the Loan Agreement or any Financing Document, as applicable (if any), or (2) the expiration of the cure period permitted under applicable law, regulation or order, AP-Century shall have the right, but not the obligation, to do whatever AP-Century, in its absolute discretion, deems to be necessary to comply with the applicable law, regulation or order, and the costs thereof shall be added to the obligations of the Indemnitor under this Indemnity Agreement.

         (d) Indemnities. From and after the date hereof, the Indemnitor shall indemnify, save harmless and defend AP-Century from and against any and all damages, losses, liabilities, obligations, penalties, claims,
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demands, defenses, judgments, suits, proceedings, penalties, expenditures, costs, disbursements or expenses (including, without limitation, all costs of investigations, monitoring, clean-up, remediation, removal, restoration, court costs and attorneys' and experts' fees and expenses) of any kind or nature whatsoever (collectively, the "Indemnified Matters") which may, at any time or from time to time, be imposed upon, incurred by or asserted or awarded against AP-Century, by reason of, or arising from or out of any of the foregoing (collectively the "Post-Closing Contamination"):

                  (i) Contamination as a result of Hazardous Substances introduced by Indemnitor or arising after the date hereof (other than as a result of or attributable to a pre-existing Contamination) on, in, above, under or affecting all or any portion of the Properties, without regard to the source or origin of such discharge.

                  (ii) Contamination as a result of the discharge of any Hazardous Substances from the Properties after the date hereof into or onto any lands, surface waters, ground waters or air space adjacent to or in the vicinity of the Properties, which discharge is in violation of any Environmental Laws, except to the extent such discharge is the result of or attributable to preexisting Contamination.

                  (iii) Contamination of the Properties after the date hereof as a result of the discharge of Hazardous Substances thereon from properties in the vicinity of any of the Properties.

                  (iv) Contamination as a result of Hazardous Substances introduced into the Properties after the date thereof by any tenants of any Property.

                  (v) The breach of any representation or warranty made by the Indemnitor in Section (a) or Section (b) hereof or the breach of any covenant made by the Indemnitor in Section (c) hereof; or

                  (vi) AP-Century's enforcement (or attempted enforcement) of any of the provisions of this Indemnity Agreement or the assertion by the Indemnitor of any defense to its obligations hereunder (if such enforcement prevails or such defense is rejected, in a court of law).

         (e) Termination of Indemnities. Indemnitor shall not be liable hereunder for any Contamination occurring after full repayment of the Loan or a Sale (as defined below) to an unaffiliated third party or a Lender Take-Back and none of Indemnitor's indemnities shall continue in respect of any such subsequent Contamination, but any such repayment, Sale, or Take-Back shall not discharge Indemnitor from liabilities hereunder theretofore accrued.

         SECTION 2. Indemnitor's Obligations Unconditional.

         (a) The Indemnitor hereby agrees that its obligations hereunder will be paid strictly in accordance with the terms of this Indemnity Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the Financing Documents or affecting any of the rights of AP-Century with respect thereto. The obligations of the Indemnitor hereunder shall be absolute and unconditional irrespective of: (i) the validity, regularity or enforceability of the Financing Documents or any other instrument or document executed or delivered in connection therewith; (ii) any alteration, amendment, modification, release, termination or cancellation of any Financing Document, or any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the obligations of the Indemnitor contained in any Financing Document; (iii) any extension of the maturity of the Loan or any waiver of, or consent to any departure from, any provision contained in any Financing Document; (iv) any exchange, addition, subordination or release of, or non-perfection of any lien on or security interest in, any collateral for the Loan; (v) insolvency or bankruptcy of the signatories of this Indemnity Agreement; (vi) subject to Section l(e), any sale, transfer, grant, conveyance or assignment of any interest in the Properties or any part thereof ("Sale"); (vii) any other circumstance
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which might otherwise constitute a defense (legal, equitable or otherwise)
available to, or a discharge of, any party to one or more of the Financing Documents; (viii) AP-Century or any affiliate thereof at any time or in any manner participating in the management or control of, taking possession of (whether personally, by agent or by appointment of a receiver), or taking title to, the Properties or any portion thereof, whether by foreclosure, deed in lieu of foreclosure, sale under power of sale pursuant to the Mortgage or otherwise ("Lender Take-Back"); or (ix) any change, between the date hereof and the date on which all of the obligations hereunder are paid in full, in any laws with respect to Hazardous Substances, the effect of which may be to make a lender or mortgagee liable in respect of any of such obligations, notwithstanding the fact that no event, circumstance or condition of the nature described in clause
(viii) above ever occurred.

         (b) Subject to Section 1 (e), this Indemnity Agreement is a continuing indemnity and shall remain in full force and effect notwithstanding any transfer or assignment of the Loan or any of the Financing Documents or the payment in full of the Loan or the release or other extinguishment of the Mortgage or any other security for the Loan.

         SECTION 3. Waiver.

         The Indemnitor hereby waives (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any obligation by the Indemnitor;
(iii) notice of any actions taken by AP-Century, the Indemnitor or any interested party under any Financing Document or any other agreement or instrument relating thereto; and (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the obligations of the Indemnitor hereunder the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving the Indemnitor of its Obligations hereunder; (v) the right to a trial by jury of any dispute arising under, or relating to, this Indemnity Agreement or the Financing Documents; (vi) any requirement that AP-Century protect, secure, perfect or insure any security interest or lien in or on any property subject thereto or exhaust any right or take any action against the Indemnitor or any other person or any collateral as a pre-condition to AP-Century's right to enforce this Indemnity Agreement in accordance with its terms. Without limiting the generality of the foregoing, the Indemnitor hereby waives any defense which may arise by reason of (A) the incapacity, lack of authority, death or disability of, or revocation hereof by, any person or persons, (B) the failure of AP-Century to file or enforce any claim against the estate (in probate, bankruptcy or any other proceedings) of any person or persons, or (C) any defense based upon an election of remedies by AP-Century.

         SECTION 4. Notices, Etc.

         Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally, or (c) on the following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice, but Indemnitor shall at all times and in all cases have the same address and the same designated notice recipient(s), all of which may be changed simultaneously by appropriate notice):

         If to AP-Century, at:

         c/o Apollo Real Estate Advisors, L.P.
         1301 Avenue of the Americas, 38th Floor
         New York, New York 10019
         Attention: William S. Benjamin
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         with a copy to:

         Schulte Roth & Zabel
         900 Third Avenue
         New York, New York 10022
         Attention: Lester M. Bliwise, Esq.

         If to Indemnitor, at:

         New Valley Corporation
         100 S.E. Second Street, 32nd Floor
         Miami, Florida 33131
         Attention: Richard J. Lampen, Esq.

         with copy to:


         c/o Dreyer and Traub LLP
         101 Park Avenue
         New York, New York 10178
         Attention: Gerald N. Schrager, Esq.

         The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication within any corporation or firm to the persons designated to receive copies thereof shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         SECTION 5. Miscellaneous.

         (a) The Indemnitor shall make any payment required to be made hereunder in lawful money of the United States of America and in same day funds to AP-Century at its address specified in Section 4 hereof.

         (b) In the event that any amount payable hereunder by the Indemnitor to AP-Century is not paid when due, the Indemnitor shall pay interest on such amount at the Default Rate until such time as such amount, together with any accrued interest thereon, shall have been paid in full to AP-Century.

         (c) No provision of this Indemnity Agreement may be waived, changed, amended, modified or discharged without an agreement in writing and signed by the Indemnitor and AP-Century, and no waiver of, or consent to, any departure by the Indemnitor from any provision of this Indemnity Agreement shall be effective unless it is in writing and signed by AP-Century, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and, notwithstanding anything contained to the contrary herein, all such waivers and modifications may be given or withheld in the sole judgment of AP-Century. The Indemnitor hereby irrevocably waives any right to claim that any provision of this Indemnity Agreement, including the provisions set forth in this subsection, have been waived orally or by the acts or omissions of AP-Century.

         (d) AP-Century may take or release other security for the payment of the Loan, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Loan without prejudice to any of its rights under this Indemnity Agreement.
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         (e) No failure on the part of AP-Century to exercise, and no delay in exercising, any right hereunder or under any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of AP-Century provided herein and in the Financing Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of AP-Century under any Financing Document against any party thereto are not conditional or contingent upon any attempt by AP-Century to exercise any of its rights under any other Financing Document against such party or against any other person or

         (f) Any provision of this Indemnity Agreement which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any Person shall, as to such jurisdiction or Person, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other Person.

         (g) This Indemnity Agreement shall be binding upon the Indemnitor and its successors and assigns, and shall inure to the benefit of AP-Century and its successors and assigns. No assignment of the rights or obligations of the Indemnitor hereunder shall release Indemnitor from its obligations or impair its rights hereunder. None of the obligations of the Indemnitor hereunder may be delegated without the prior written consent of the Indemnitee provided, however, that no consent shall be required for a delegation to a New Valley Permitted Transferee. AP-Century acknowledges and agrees that Indemnitor's obligations hereunder do not extend to and AP-Century does not have and will not have any claims or causes of action in connection with this Indemnity Agreement against any disclosed or undisclosed officer, director, employee, trustee, shareholder, partner, principal, parent, subsidiary or other affiliate of the Indemnitor. Nothing contained in this Indemnity Agreement, express or implied, is intended to confer on any person or entity other than the parties hereto (and their permitted assigns) any rights, obligations, liabilities, or remedies.

         (h) The Indemnitor hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Indemnity Agreement or any other Financing Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof, (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court including, without limitation, any objection that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same,
(iii) agrees not to commence any legal action or proceeding relating to this Indemnity Agreement in any jurisdiction other than those set forth in clause (i) above, (iv) agrees to service of any and all process in any such action or proceeding to the address set forth in Section 6 hereof, (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction and
(vi) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (i) The Indemnitor acknowledges and agrees that its Obligations under this Indemnity Agreement are in addition to any and all legal liabilities, obligations and responsibilities (under common law, statute, rule, regulation or order) imposed on them, or any of them, by any applicable Environmental Laws.

         (j) The title of this document and the captions used herein are inserted only as a matter of convenience and for reference and shall in no way define, limit or describe the scope or the intent of this Indemnity Agreement or any of the provisions hereof.
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         (k) This Indemnity Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         IN WITNESS WHEREOF, the Indemnitor has duly executed this Indemnity Agreement as of the date first written above.

                                                NEW VALLEY CORPORATION



                                                By: /s/ Richard J. Lampen
                                                   -----------------------------
                                                   Richard J. Lampen
                                                   Executive Vice President